Exhibit 10.1

LOAN AGREEMENT

THIS LOAN AGREEMENT (the “Agreement”) is made as of this 10 day of June, 2011, by and between ING LIFE INSURANCE AND ANNUITY COMPANY, a Connecticut corporation (together with its successors and assigns, “Lender”), at the office of the Lender, c/o ING Investment Management LLC, 5780 Powers Ferry Road, NW, Suite 300, Atlanta, Georgia 30327-4349, or at such other place as Lender may from time to time designate in writing, SSTI 75 BROOKLINE Rd, LLC, a Delaware limited liability company, SSTI 4257 BUFORD DR, LLC, a Delaware limited liability company, SSTI 99 2ND AVE, LLC, a Delaware limited liability company, SSTI 5484 FLAKES MILL RD, LLC, a Delaware limited liability company, SSTI 5219 PLANK RD, LLC, a Delaware limited liability company, SSTI 201 FULTON CT, LLC, a Delaware limited liability company, SSTI 8337 TARA BLVD, LLC, a Delaware limited liability company, SSTI 2619 AUSTELL RD, LLC, a Delaware limited liability company, SSTI 520 W WILLIAMSBURG RD, LLC, a Delaware limited liability company, SSTI 4435 SKIPPACK PIKE, LLC, a Delaware limited liability company, and SSTI 3600 QUAKERBRIDGE RD, LLC, a Delaware limited liability company (the foregoing 11 entities being referred to collectively as the “Borrowers”), and STRATEGIC STORAGE TRUST, INC., a Maryland corporation (“Guarantor”).

RECITALS

A. Under separate commitment letters between each of the Borrowers and Lender, Lender has agreed to fund loans to each of the Borrowers in the amounts listed on Exhibit A, attached hereto (each, a “Loan” and collectively, the “Loans”), with a total principal amount for all of the Loans of $22,015,000.

B. Each of the Borrowers has executed a Promissory Note as of the date hereof, in the amounts set forth on Exhibit A (each, a “Note” and collectively, the “Notes”), and each of the Notes is being funded as of the date hereof.

C. Each Note is secured by either a (i) Mortgage, Security Agreement, Financing Statement and Fixture Filing, (ii) a Deed of Trust, Security Agreement, Financing Statement and Fixture Filing, or (iii) a Deed to Secure Debt and Security Agreement (each, a “Mortgage” and collectively, the “Senior Security Instruments”), from each of the Borrowers encumbering or conveying as security for each applicable Loan one or more parcels of land located as described on Exhibit B, attached hereto. The eleven parcels of land and improvements securing each Loan shall be referred to individually as a “Parcel” and all of the Parcels collectively shall be referred to as the “Pooled Property”.

D. The Borrowers and Lender desire to provide for the cross-default and cross-collateralization of the Loans.

E. The cross-default of the Loans is set forth in this Loan Agreement. To effect the cross-collateralization of the Loans, each Note is also secured by a Guaranty of Affiliate Loans executed by each of the other Borrowers, guarantying the payment and performance under the respective Note executed by each of the other Borrowers (individually, an “Affiliate Guaranty” and collectively, the “Affiliate Guaranties”). Each of the Affiliate Guaranties is secured by either a (i) Junior Mortgage, Security Agreement and Fixture Filing, (ii) a Junior Deed of Trust, Security Agreement, Financing Statement and Fixture Filing, or (iii) a Junior Deed to Secure Debt and Security Agreement (each, a “Junior Security Instrument”) granted by each Borrower to Lender, and mortgaging and conveying a subordinate or junior interest in the Parcel owned by such Borrower.

F. Each of the Notes is further secured by a Limited Guaranty from the Guarantor (each, a “Limited Guaranty”).

G. The parties hereto desire to set forth certain agreements with respect to the Loans.

NOW, THEREFORE, to induce the Lender to make the Loans, and in consideration of the sum of ten dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which are acknowledged, the Borrowers, Guarantor and Lender hereby enter into this Agreement on the terms that follow.

1. Cross-Default of Loans. Any “Event of Default” as defined under any of the loan documents listed on Exhibit C attached hereto (collectively, the “Loan Documents”), or any default in which any required notice of such default has been given and any applicable cure period has expired, shall constitute an Event of Default under the terms of this Agreement. Any Event of Default under this Agreement shall constitute an Event of Default under each of the Loan Documents (or if the term “Event of Default” is not defined therein, a default after any expressly provided notice and cure or grace period has expired without said default having been cured).

2. Restriction on Prepayment of Notes. Each Note contains a provision for prepayment of such Note, conditioned upon payment of a Prepayment Premium, as provided for in the applicable Note. Notwithstanding anything else set forth in any of the Notes, and except as provided in Section 4 below, no single Note may be prepaid without a prepayment in full of all of the Notes, together with payment of the applicable Prepayment Premiums on all of the Notes.

3. Permitted Transfers. The transfers described in this Section 3 shall be considered “Permitted Transfers”:

(a) Lender will permit the following transfers of ownership within each Borrower entity without the 1% fee or change in the Loan terms provided that: (i) no Event of Default shall have occurred or be continuing hereunder or under the Loan Documents or any separate documents guaranteeing Borrower’s payment and performance of any Loan; (ii) Lender is promptly notified of such proposed transfer and provided with such documentation evidencing the transfer and the identity of the transferee as reasonably requested by Lender; (iii) assumption documents, if deemed necessary by the Lender, in a form that is acceptable to Lender are executed by the transferee; and (iv) Borrower reimburses Lender for all fees and expenses including reasonable attorney’s fees associated with the Lender’s review and documentation of the transfer:

(i) Any interest in the Borrower entity may be transferred upon the death of the holder of said interest but only by will or intestacy; and

(ii) Any interest in the Borrower entity may be voluntarily sold, transferred or conveyed or assigned to another person owning an interest in the Borrower as of the date of closing.

(b) Subject to compliance with the provisions of Section 6 below regarding ERISA, (i) any issuance, sale, transfer or other disposition of any shares of stock of Strategic Storage Trust, Inc. (“SST”) shall be permitted without Lender’s consent and without payment of any fee or prior notice to Lender as long as such issuance, sale, transfer or other disposition does not result in: (A) Borrowers no longer being the owners of the entire Pooled Property; (B) SST no longer being the sole general partner of Strategic Storage Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”); (C) the Operating Partnership no longer being the sole owner of each Borrower; or (D) one person or group of affiliated persons acquiring more than 49% of the voting shares of SST in one or a series of related transactions, and (ii) any issuance, sale, transfer or other disposition of any limited partnership interests in the Operating Partnership shall be permitted without Lender’s consent and without payment of any fee or prior notice to Lender as long as such issuance, sale, transfer or other disposition does not result in: (A) Borrowers no longer being the owners of the entire Pooled Property; (B) SST no longer being the sole general partner of the Operating Partnership; or (C) the Operating Partnership no longer being the sole owner of each Borrower.

(c) Notwithstanding the foregoing, Lender will permit a one-time transfer or all of the Loans in the aggregate, but not individually; provided, (i) the transferee has a financial and credit standing and management expertise acceptable to Lender as equal or greater than that of Borrowers at the time of the original Loan approval; (ii) assumption documents in form and substance satisfactory to Lender are executed by the transferee; (iii) Lender is paid a transfer fee equal to one percent (1%) of the then aggregate outstanding indebtedness under the Loans; (iv) Borrowers reimburse Lender at closing all fees and expenses associated with the transfer including reasonable legal fees; (v) Lender receives an endorsement to the Mortgagee’s title policies, in form and substance acceptable to Lender; and, (vi) at Lender’s option, Lender receives opinions of counsel and Borrower and transferee authorization documents in form and substance acceptable to Lender. Further, Lender, in its sole judgment and discretion, may require individuals specifically named by Lender to deliver to Lender an Environmental Indemnification Agreement on Lender’s standard form. The rights granted to Borrower in this section are personal to Borrower, shall be extinguished after the exercise thereof, and shall not inure to the benefit of any subsequent transferee. Such transfer and assumption will not, however, release the Borrowers or any guarantors from any liability to the Lender without the prior written consent of Lender, which consent may be given or withheld in Lender’s sole discretion, but if given, may be conditioned upon, without limitation, the execution of new guaranties from principals of the transferee as Lender deems necessary, execution by the principals of the transferee of

Lender’s standard Environmental Indemnification Agreement and such other requirements as Lender may deem appropriate in its reasonable discretion.

(d) Notwithstanding anything else set forth in any of the Loan Documents, the execution by each Borrower of an Affiliate Guaranty and a Junior Security Instrument, each in favor of Lender is a Permitted Transfer, and shall not be a violation of any covenant set forth in any of the Loan Documents.

4. Property Release Privilege. Provided no Event of Default exists under the terms of any of the Loans, each Borrower shall be allowed, on or after July 1, 2012, to prepay its Loan without a simultaneous prepayment, in full, of all of the Loans, upon thirty (30) days prior written notice to Lender (“Release Request”), and to thereby obtain a release of the Senior Security Instrument securing the Borrower’s Loan and the Junior Security Instrument securing the Borrower’s Affiliate Guaranty (the “Release Privilege”) subject to satisfaction of all of the following conditions:

(a) For purposes of the Release Privilege, the “Release Factor” is 125%;

(b) Promptly following Lender’s receipt of a Release Request, Lender shall determine the release price (the “Release Price”) payable for the individual Parcel to be released, which shall be an amount equal to (x) the Release Factor times (y) the then remaining principal balance of the Borrower’s Loan;

(c) In addition to the Release Price, the Borrower requesting the release shall also pay to Lender, simultaneously with the Release Price, the Prepayment Premium on such Release Price calculated in accordance with the terms of the applicable Note together with any accrued interest or other charges due under the applicable Note;

(d) Lender shall have the right to apply the Release Price to pay off the Loan and any excess shall be applied to the remaining Loans in such manner as Lender determines in its sole discretion;

(e) Borrowers shall pay all costs, fees and expenses associated with the Release Privilege, including without limitation, 100% of all reasonable attorneys’ fees and expenses incurred by or on behalf of Lender in connection therewith, and all such sums shall be due and payable on the date of closing and delivery of the release documentation by Lender; and

(f) Notwithstanding anything contained in this section to the contrary, Lender may reject any Release Request submitted by an Borrower if after giving effect to the proposed release (i) the debt yield for the remaining individual Parcels securing the remaining Loans would be less than 15.00%, or (ii) the in-place occupancy of the total units of the remaining Pooled Property will be below 80% after the proposed release. For purposes of this Agreement, the term “Debt Yield” shall be the percentage determined by dividing (A) the net operating income generated by the remaining individual Parcels that would continue to secure the Loans following the applicable release during the twelve full calendar months immediately preceding the calendar month in which the calculation is being determined, by (B) the aggregate outstanding principal balance of the Loans remaining in place after the proposed release.

5. Exculpatory. The liability of each of the Borrowers under the respective Loans in which it is the Borrower is limited to the extent set forth in each Note. The liability of each Borrower under the Loans for which it is not the Borrower is limited to the extent set forth in the Affiliate Guaranties.

6. ERISA. EACH BORROWER HEREBY REPRESENTS AND WARRANTS TO LENDER, AND AGREES WITH LENDER, THAT AS OF THE DATE HEREOF, NONE OF THE INVESTORS IN OR OWNERS OF THE BORROWER IS AN EMPLOYEE BENEFIT PLAN AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 AS AMENDED, A PLAN AS DEFINED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986 AS AMENDED, NOR AN ENTITY THE ASSETS OF WHICH ARE DEEMED TO INCLUDE PLAN ASSETS PURSUANT TO DEPARTMENT OF LABOR REGULATION SECTION 2510.3-101 (THE “PLAN ASSET REGULATION”). EACH BORROWER FURTHER REPRESENTS, WARRANTS AND AGREES THAT AT ALL TIMES DURING THE TERM OF THE LOAN THE BORROWER SHALL SATISFY AN EXCEPTION TO THE PLAN ASSET REGULATION, SUCH THAT THE ASSETS OF THE BORROWER SHALL NOT BE DEEMED TO INCLUDE PLAN ASSETS. IF AT ANY TIME DURING THE ENTIRE TERM OF THE LOAN ANY OF THE INVESTORS IN OR OWNERS OF THE BORROWER SHALL INCLUDE A PLAN OR ENTITY DESCRIBED IN THE FIRST

SENTENCE OF THIS PARAGRAPH, BORROWER SHALL AS SOON AS REASONABLY POSSIBLE FOLLOWING AN INVESTMENT BY SUCH A PLAN OR ENTITY, PROVIDE LENDER WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO LENDER INDICATING THAT THE ASSETS OF THE BORROWER ARE NOT DEEMED TO INCLUDE PLAN ASSETS PURSUANT TO THE PLAN ASSET REGULATION. IN LIEU OF SUCH AN OPINION, THE LENDER MAY IN ITS SOLE DISCRETION ACCEPT SUCH OTHER ASSURANCES FROM THE BORROWER AS ARE NECESSARY TO SATISFY LENDER IN ITS SOLE DISCRETION THAT THE ASSETS OF THE BORROWER ARE NOT DEEMED TO INCLUDE PLAN ASSETS PURSUANT TO THE PLAN ASSET REGULATION. EACH BORROWER UNDERSTANDS THAT THE REPRESENTATIONS AND WARRANTIES HEREIN ARE A MATERIAL INDUCEMENT TO LENDER IN THE MAKING OF THE LOANS, WITHOUT WHICH LENDER WOULD HAVE BEEN UNWILLING TO PROCEED WITH THE CLOSING OF THE LOANS.

7. Election of Remedies. Upon the occurrence of an Event of Default under any of the Loans, the Lender need not resort first to its remedies under the Loan Documents executed by the Borrower that has executed the Note or loan documents from which the Event of Default arises. The Lender may instead exercise its remedies for an Event of Default under any of the Loan Documents executed by any other Borrower, at its sole and absolute discretion.

8. Miscellaneous.

(a) Applicable Law. This Agreement shall be governed by the law of the State of Georgia.

(b) Successors and Assigns. The terms, covenants, conditions and warranties contained herein and the powers granted hereby shall inure to the benefit of and bind the parties hereto and their respective heirs, executors, administrators, successors and assigns.

(c) Severability. In the event that any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part, or in any respect, or in the event that any one or more of the provisions of this Agreement shall operate, or would prospectively operate, to invalidate this Agreement, then, and in any such event, such provision or provisions only shall be deemed to be null and void and of no force or effect, and shall not affect any other provision of this Agreement which other provisions shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.

(d) Amendment. This Agreement may be amended, revised, waived, discharged, released or terminated only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination that is not so documented shall be null and void.

(e) Interpretation.

(i) Headings and General Application. The section, subsection, paragraph and subparagraph headings of this Agreement are provided for convenience of reference only and shall in no way affect, modify or define, or be used in construing, the text of the sections, subsections, paragraphs or subparagraphs. If the text requires, words used in the singular shall be read as including the plural, and pronouns of any gender shall include all genders.

(ii) Sole Discretion. The Lender may take any action or decide any matter under the terms of this Agreement or of any other Loan Document (including any consent, approval, acceptance, option, election or authorization) in its sole and absolute discretion, for any reason or for no reason, unless the related Loan Document contains specific language to the contrary. Any approval or consent which the Lender might withhold may be conditioned in any way.

(iii) Result of Negotiations. This Agreement results from negotiations between the Borrowers and Lender and from their mutual efforts. Therefore, it shall be so construed, and not as though it had been prepared solely by the Lender.

(iv) Reference to Particulars. The scope of a general statement made in this Agreement or in any other Loan Document shall not be construed as having been reduced through the inclusion of references to particular items that would be included within the statement’s scope. Therefore, unless the relevant provision of a Loan Document contains specific language to the contrary, the term “include” shall mean “include, but shall not be limited to” and the term “including” shall mean “including, without limitation.”

(f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same agreement.

9. Giving of Notice. (a) All notices, demands, requests, and other communications desired or required to be given hereunder (“Notices”), shall be in writing and shall be given by: (i) hand delivery to the address for Notices; (ii) delivery by overnight courier service to the address for Notices; or (iii) sending the same by United States mail, postage prepaid, certified mail, return receipt requested, addressed to the address for Notices.

(b) All Notices shall be deemed given and effective upon the earlier to occur of: (i) the hand delivery of such Notice to the address for Notices; (ii) one business day after the deposit of such Notice with an overnight courier service by the time deadline for next day delivery addressed to the address for Notices; or (iii) three business days after depositing the Notice in the United States mail as set forth in (a)(iii) above. All Notices shall be addressed to the following addresses:

Borrower and Guarantor:	c/o Strategic Storage Trust, Inc.
111 Corporate Drive, Suite 120
Ladera Ranch, CA 92694
Attn: H. Michael Schwartz

With a copy to:	Mastrogiovanni Schorsch and Mersky, P.C.
2001 Bryan Street, Suite 1250
Dallas, Texas 75201
Attn: Charles Mersky, Esq.

Lender:	ING Life Insurance and Annuity Company
c/o ING Investment Management LLC
5780 Powers Ferry Road, NW, Suite 300
Atlanta, Georgia 30327-4349
Attention: Mortgage Loan Servicing Department

and

ING Investment Management LLC
5780 Powers Ferry Road, NW, Suite 300
Atlanta, Georgia 30327-4349
Attention: Real Estate Law Department

With a copy to:	Nyemaster Goode, P.C.
700 Walnut, Suite 1600
Des Moines, Iowa 50309

or to such other persons or at such other place as any party hereto may by Notice designate as a place for service of Notice. Provided, that the “copy to” Notice to be given as set forth above is a courtesy copy only; and a Notice given to such person is not sufficient to effect giving a Notice to the principal party, nor does a failure to give such a courtesy copy of a Notice constitute a failure to give Notice to the principal party.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK, SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Borrowers, Guarantor and Lender have caused this Agreement to be duly executed as of the date first above written.

SSTI QUAKERBRIDGE RD, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ H. Michael Schwartz
	Name:	H. Michael Schwartz
	Title:	President

SSTI 75 BROOKLINE RD, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ H. Michael Schwartz
	Name:	H. Michael Schwartz
	Title:	President

SSTI 4257 BUFORD DR, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ H. Michael Schwartz
	Name:	H. Michael Schwartz
	Title:	President

SSTI 99 2ND AVE, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ H. Michael Schwartz
	Name:	H. Michael Schwartz
	Title:	President

SSTI 8337 5484 FLAKES MILL RD, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ H. Michael Schwartz
	Name:	H. Michael Schwartz
	Title:	President

SSTI 5219 PLANK RD, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ H. Michael Schwartz	(SEAL)
	Name:	H. Michael Schwartz
	Title:	President

SSTI 201 FULTON CT, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ H. Michael Schwartz
	Name:	H. Michael Schwartz
	Title:	President

SSTI 8337 TARA BLVD, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ H. Michael Schwartz
	Name:	H. Michael Schwartz
	Title:	President

SSTI 2619 AUSTELL RD, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ H. Michael Schwartz
	Name:	H. Michael Schwartz
	Title:	President

SSTI 520 W WILLIAMSBURG RD, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ H. Michael Schwartz	(SEAL)
	Name:	H. Michael Schwartz
	Title:	President

SSTI 4435 SKIPPACK PIKE, LLC, a Delaware limited liability company

By:	Strategic Storage Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ H. Michael Schwartz
	Name:	H. Michael Schwartz
	Title:	President

STRATEGIC STORAGE TRUST, INC., a Maryland corporation

By:	/s/ H. Michael Schwartz		(SEAL)
Name:	H. Michael Schwartz
Title:	President

ING LIFE INSURANCE AND ANNUITY COMPANY, a Connecticut corporation

By:	ING Investment Management LLC, a
Delaware limited liability company,
Its authorized agent

	By:	/s/ John P. Foley
	Name:	John P. Foley
	Title:	Vice President

EXHIBIT A

Loans

Borrower	Property	Loan Amount
SSTI 75 Brookline Rd, LLC	75 Brookline Road, Ballston Spa, New York 12020	2,515,000

SSTI 4257 Buford Dr, LLC	4257 Buford Drive, Buford, GA 30518	1,350,000

SSTI 99 2nd Ave, LLC	99 2nd Avenue, Collegeville, PA 19426	1,515,000

SSTI 5484 Flakes Mill Rd, LLC	5484 Flakes Mill Road, Ellenwood, GA 30294	1,260,000

SSTI 5219 Plank Rd, LLC	5219 Plank Road, Fredericksburg, VA 22407	2,090,000

SSTI 201 Fulton CT, LLC	201 Fulton Court, Peachtree City, GA 30269	2,645,000

SSTI 8337 Tara Blvd, LLC	8337 Tara Boulevard, Jonesboro, GA 30236	1,100,000

SSTI 2619 Austell Rd, LLC	2619 Austell Road, Marietta, GA 30008	1,200,000

SSTI 520 W Williamsburg Rd, LLC	520 W. Williamsburg Road, Sandston, VA 23150	3,360,000

SSTI 4435 Skippack Pike, LLC	4435 Skippack Pike, Skippack, PA 19473	1,170,000

SSTI 3600 Quakerbridge Rd, LLC	3600 Quakerbridge Road, Hamilton, NJ 08619	3,810,000

		22,015,000